Exhibit 99.2

May 2025 Corporate Presentation OTCQB: ZDPY www. ZonedProperties .com The Cannabis Friendly Landlord

2 Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . Forward - Looking Statements

Why Zoned Properties?

01

First-mover Advantage in Regulated Real Estate

Focused on industries where zoning and permitting are the primary barriers to entry. Positioned as a trusted partner for operators, localities, and investors.

02

AI-Powered Real Estate Intelligence

Proprietary PropTech stack streamlines site selection, zoning analysis, and compliance. PropTech database reduces risk, accelerates approvals, and enhances asset valuation.

03

Scalable, Tech-Driven Growth Model

Hybrid strategy: real estate investment portfolio, real estate services & tech-driven solutions. Potential to expand into other highly-regulated industries beyond cannabis.

04

Strong Financial Fundamentals

Long-term, net leases with operating tenants, providing stable cash flows. Expert deal team, creating efficient and effective operating model while reducing overhead.

ZONED
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Harnessing AI for Real Estate Innovation 4 Aggregate and analyze vast real estate data and zoning layers Utilize machine learning intelligence for zoning insights and site selection Provide a scalable solution for navigating complex regulatory environments Saved time for site selection and increased ROI for users Zoned Properties has successfully leveraged its proprietary REZONE platform to streamline complex real estate decision - making within the regulated cannabis sector . REZONE is an AI - powered platform that revolutionizes zoning and land - use analysis

How REZONE Helps Scale Zoned Properties 5 Zoned Properties' proprietary REZONE platform not only has the opportunity to create a new tech - driven revenue stream but also can directly enhance and accelerate the growth of the Company’s real estate portfolio . By leveraging AI - powered zoning intelligence , Zoned Properties can identify, acquire, and develop high - value properties faster and more efficiently than competitors . Site Selection Property Monetization Strategic Expansion Diversify Revenue • De - risk Properties • Zoning & Land - use Insights • Streamlines acquisition and disposition process • Exploring commercialization in regulated cannabis industry and broader real estate sectors to enhance scalability and growth • Leverage REZONE for industries where zoning, land use, and regulatory compliance create barriers to entry • More efficient Site Selection • Automates Zoning Analysis • Prime Real Estate identification

Building the AI Powered Zoned Properties Ecosystem AI - Powered REZONE Platform Strategic Industry Partnerships Robust M&A Pipeline Tailored and Unique Solutions For Our Clients Scalable Data Driven Analytics Real Estate Investment Portfolio 6 Zoned Properties®

Company Overview

Company Overview 8 Zoned Properties, Inc . ( OTCQB : ZDPY ) is a technology - driven property investment company, with over a decade of experience, focused on acquiring value - add real estate for regulated industries in the US, including legalized cannabis . Founded in 2014 , Zoned Properties has spent the last decade developing an intricate knowledge of the local, state, and regional zoning and permitting requirements that impact localities across the country, making Zoned Properties a hub for members of the cannabis and/or commercial real estate industries looking to buy, sell, or invest in the commercial cannabis real estate market . Lease Occupancy Rate* 100% Leased Property Portfolio Cap Rate** 16.8% Rate Annual Rental Revenue* $3.1 Million YoY Rental Revenue Growth*** 16.2% Growth Total Lifetime Remaining Rent* $45.0 Million Investment Portfolio Metrics *Figures calculated using Straight - Line Accounting per GAAP and sourced from the most recently disclosed information & on on Form 10 - K, filed March 25, 2025, including subsequent events. ** Figures calculated using cost basis of the Company’s property portfolio against straight - lined annual NOI as of the most rece ntly disclosed information on Form 10 - K, filed March 25, 2025, including subsequent events. *** Figures are as of the full - year ended December 31, 2024.

Portfolio Strategy

Direct to Consumer (DTC) Cannabis Real Estate Strategy

- Retail Dispensaries
- Warehouse / Logistics
- Delivery Hubs

Innovative Technology Driven Model Catalyzes Robust Cap Rates



Market Selection
Z
REZONE Tech
O
Deal Generation
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Deal Negotiation
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Property Acquisition
D

Researching and mapping strategies identify target markets and localities to produce attractive deals that meet our desired criteria

We utilize our proprietary property technology (PropTech) platform and research process to identify highest and best use direct to consumer properties

Our deal generation team identifies the best acquisition candidates, which allow the Company to maintain deal contingencies to mitigate deal risk

We secure properties for purchase & select best-in-class operators for tenancy, presenting all deal opportunities to our Zoned Investment Committee for approval

Standardized processes within the Company's investment model results in property acquisitions with attractive investment profiles and cap rates

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Marketplace Relationships 10

11 Zoned Properties served as the Sponsor of the deal that has been leased to Trulieve. Trulieve is a leading multi - state cannabis operator with over $1B in annual revenue. Zoned Properties was able to successfully negotiate terms to allow our Tenant, Trulieve, early access to the property to begin construction and eventually open for business BEFORE the acquisition of the property was completed. The lease with Trulieve is structured as an absolute NNN (triple net) agreement, ensuring a stable, low - maintenance income stream for the property. Located in the heart of one of Ohio’s key trade areas, this location has the potential to be one of the best in the State. We believe this transaction is projected to yield a ~40% IRR and an 11.9% cash on cash return to Zoned and its partners (based on a two - year hold period).* Project Highlights Recent Transaction Spotlight *Facts and Figures are subject to market changes and conditions and may not result in the exact details as presented on this dat e and time.

Financial Performance

Annual Performance (FY2024) Total Revenue & Cash Flow from Operations 31 % Increase in Total Revenue (YoY) 206% Increase in Net Income (YoY) 600% Increase in Cash Provided by Operations (YoY) Financial Highlights Opened new access to Capital Sources for prospective Property Acquisitions & Revenue Growth Expanded Property Investment Portfolio, increasing Total Annual Revenue to $3.8 Million Plans to actively explore strategic opportunities to expand the Company’s PropTech platform within the regulated cannabis sector and beyond Operational Highlights *Cash Flow from Operations impacted by organizational shift towards direct - to - consumer real estate acquisition model 13 $578,218

Quarterly Performance (Q1 2025) 14 Total Revenue & Cash Flow from Operations 16% Increase in Total Revenue (YoY) 233% Increase in Income from Operations (YoY) 55% Increase in Cash Flow from Operations (YoY) 51% Increase in Net Income (YoY) 23% Decrease in Operating Expenses (YoY) Financial Highlights Recent Highlights Zoned Properties is actively repurchasing shares and expects to continue to do so in accordance with Rule 10b5 - 1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and Rule 10b - 18 of the Exchange Act. The Company recently completed two strategic Ohio property acquisitions, serving as the Sponsor on two retail cannabis real estate transactions, successfully onboarding two nationally recognized multi - state operators.

Market Landscape

(1) Statista Robust Consumer Demand 0 20 40 60 80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 In Billions (US$) Projected US Cannabis Industry (1) Therapeutic Recreational Medical 7.7 9.6 11.9 14.8 18.2 22.9 28.2 33.8 39.8 46.2 53.1 60.1 67.1 2024 Est. Economic Impact of Cannabis (3) $115 Billion Estimated Cannabis Industry size by 2024 (1) $40 Billion Projected Industry Growth to 2028 (1) 14.6% CAGR 79% of Americans (2) Gallup Live in a county with at least one dispensary (2) (3) MJBizFactbook 16

Bullish Industry Environment 17 $ 38.8 B Current Industry Size (1) 35 % Industry Growth (2020 - 2021) (1) 91% of Adults Support Legalization (2) 38+ States with Cannabis Legalization 11,022 Dispensary Licenses as of January 2023 (3) 16% of All US Adults Smoke Marijuana (4) 12.1% Projected Industry CAGR (5) 19,500+ US Localities that will Govern Cannabis Regulations (6) (1) MJBizDaily (2) Pew Research Center (3) Cannabiz Media (4) Gallup (5) Grandview (6) Statists

Geographic Industry Expansion 18 The Cannabis industry has seen unprecedented geographic growth within the last 15 years. As of March 2025, 38 states and the District of Columbia have approved the legalization and regulation of cannabis programs at the state level; either medicinally, recreationally, or in a limited capacity (i.e., CBD or low THC). State Adoption (1) Dispensaries Annual Industry Sales Public Approval (2) 11 <500 n/a 32% 23 954 (4) $3.1 Billion (3) 53% 38 11,022 (5) $38.8 Billion (3) 91% 47 >15,000 $57.0 Billion (6) 93% 2010 2015 2024 Proj. 2030 (1) DISA (2) Pew Research Center (3) MJ Biz Daily (4) CNBC (5) Cannabis Media (6) Forbes

Executive Management

Executive Management 20 Mr . McLaren has a strong professional background in the social, economic, and environmental development of complex business organizations . Over his professional career, he has successfully implemented large - scale projects for corporate and community organizations . Mr . McLaren has been certified as a Licensed REALTOR, Green Roof Professional, LEED Green Associate, and has been an active Forbes Contributor as part of the Forbes Real Estate Council . Prior to his role at Zoned Properties, Mr . McLaren worked as a Sustainability Consultant for Waste Management where he led the strategic development and operational implementation of zero - waste programs for Higher Education clients . Sustainable development has been a life - long passion for Mr . McLaren, who strives to create a global impact by forging a strong foundation for principles of sustainability in emerging industries . Mr . Blackwell has served as our Chief Operating Officer since July 1 , 2021 , and as our President since July 1 , 2022 . Prior to his appointment to these positions and since September 2020 , Mr . Blackwell served as our Director of Business Development . From December 2018 until June 2021 , Mr . Blackwell also served as President of Daily Jam Holdings LLC . From January 2016 to December 2018 , he served as Vice President of Due North Holdings LLC . Prior to joining the Company, Mr . Blackwell developed domestic and international markets for Kahala Brands, a global franchise organization with more than 3 , 000 retail locations in over a dozen countries . He also led emerging brand and portfolio operations for several private equity groups investing in the restaurant franchise space . Mr . Blackwell earned his B . A . in Finance from Fort Lewis College . Berekk Blackwell | President & Chief Operating Officer Bryan McLaren, MBA | Chairman of the Board, Chief Executive Officer & Chief Financial Officer

Our MISSION To acquire value - add Retail Dispensary Properties leased to best - in - class Cannabis Operators . Our VISION Our VALUES To Own a Portfolio of Premier Dispensary Properties approved and operating in every Local Community. Sophistication , Safety , Sustainability , Stewardship Our Motto The Cannabis Friendly Landlord Company Philosophy 21

Capital Structure

Capital Structure 23 Common Shares Outstanding* Net Income* 12.1MM $574K Market Capitalization*** $5.3 MM Income from Operations* $1.1MM Total Inside Beneficial Ownership** 33% Capital Markets Profile Features Significant Inside Ownership * Figures are for the t welve months ended December 31, 2024, as reported in the Company’s Annual Report on Form 10 - K filed with the SEC on March 25, 2025. ** Inside Beneficial Ownership figure includes common stock beneficially owned by all Directors, Officers, and Preferred Shar eho lders of the Company as of May 09, 2025. *** Market Capitalization calculated as of May 6, 2025 ($0.440 * 12,101,516 = $5,324,667)

Company Contact Information Bryan McLaren Chairman, CEO & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com Tel 480.351.8193 | Investors@ZonedProperties.com 24